Exhibit 10.1
AFC ENTERPRISES, INC.
SECOND AMENDMENT
TO CREDIT AGREEMENT
This SECOND AMENDMENT, dated as of April 25, 2007 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of May 11, 2005 (the “Credit Agreement”, as amended by the First Amendment to the Credit Agreement, dated April 14, 2006 among the Borrower, JPMorgan Chase Bank, N.A. and the Lenders party thereto, each in their stated capacities), is entered into by and among AFC ENTERPRISES, INC., a Minnesota corporation (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, J.P.MORGAN SECURITIES INC., as Sole Bookrunner and Lead Arranger and FLEET NATIONAL BANK, N.A., as Documentation Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.
RECITALS:
WHEREAS, Borrower has requested that the Lenders agree to make amendments to certain provisions of the Credit Agreement to permit certain repurchases of Borrower Common Stock subject to the terms and conditions set forth herein;
WHEREAS, the Lenders have agreed to amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT
     1.1 Amendments to Article I: Definitions
     A. Section 1.01 is hereby amended by adding the following definitions:
     “Second Amendment” means the amendment to the Credit Agreement dated as of April 25, 2007.
     “Second Amendment Effective Date” means the date on or prior to April 25, 2007 upon which all the conditions precedent set forth in Section 2 of the Second Amendment are satisfied.
     B. The definition of “Consolidated Excess Cash Flow” in Section 1.01 is hereby amended by deleting subclause (ii)(a) in its entirety and replacing it with the following:
     “(a) voluntary, mandatory and scheduled repayments of Consolidated Total Indebtedness (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments and mandatory

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TO CREDIT AGREEMENT

prepayments of the Loans and excluding voluntary repayments made after the Borrower’s fiscal year ending in 2006),”.
     1.2 Amendment to Article II: The Credits
     Section 2.10(d) is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     “(d) Following the end of each fiscal year of the Borrower, the Borrower shall prepay Term Loan Borrowings in an aggregate amount equal to: (i) 50% of the sum of (A) Consolidated Excess Cash Flow less (B) the amount of any voluntary prepayments, less (C) the amount by which Revolving Loan Commitments are permanently reduced in connection with repayments and mandatory prepayments of the Revolving Loans, for such fiscal year in accordance with paragraph (e) below if the Total Leverage Ratio is greater than or equal to 3.00 to 1.00 on the last day of such fiscal year, (ii) 25% of the sum of (A) Consolidated Excess Cash Flow less (B) the amount of any voluntary prepayments, less (C) the amount by which Revolving Loan Commitments are permanently reduced in connection with repayments and mandatory prepayments of the Revolving Loans, for such fiscal year in accordance with paragraph (e) below if the Total Leverage Ratio is less than 3.00 to 1.00 but greater than 2.00 to 1.00 on the last day of such fiscal year or (iii) 0% of Consolidated Excess Cash Flow for such fiscal year in accordance with paragraph (e) below if the Total Leverage Ratio is less than or equal to 2.00 to 1.00 on the last day of such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before March 31 of each year.
     1.3 Amendments to Article VI: Negative Covenants
     A. Section 6.06(a) is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     “(a) The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may (i) consummate the Shareholder Transaction in an aggregate amount not to exceed $375,000,000 (the “Shareholder Transaction Amount”), (ii) make payments to purchase Borrower Common Stock or options, warrants or rights to purchase or acquire Borrower Common Stock (or any transaction that has a substantially similar effect) with Consolidated Excess Cash Flow to the extent not required to be paid pursuant to Section 2.10(d); provided, however, that if at the time of making such purchase, and after giving effect thereto, the Total Leverage Ratio of Borrower (a) is greater than or equal to 3:00 to 1.00, such payment shall not exceed $15,000,000 per fiscal year and (b) is less than 3.00 to 1.00 but greater than 2.00 to 1.00, such payment shall not exceed $25,000,000 per fiscal year, (iii) at any time from and after the Second Amendment Effective Date, make payments to purchase Borrower Common Stock or options, warrants or rights to purchase or acquire Borrower Common Stock (or any transaction that has a substantially similar effect) in an aggregate amount not to exceed $40,000,000, in addition to all other payments made and permitted hereunder, and (iv) use the proceeds from stock option exercises in an amount not to exceed the sum of (x) $6,400,000 from such proceeds received from the Closing Date to December 25, 2005 and (y) 100% of such proceeds received subsequent to December 26, 2005

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to make payments to purchase Borrower Common Stock or options, warrants or rights to purchase or acquire Borrower Common Stock (or any transaction that has a substantially similar effect). The Borrower shall provide the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, with respect to clauses (i), (ii), (iii) and (iv) above, in reasonable detail.”
     B. Section 6.12 is hereby amended by deleting such section in its entirety and replacing it with the following:
     “SECTION 6.12 Minimum Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, the Borrower will not permit the ratio of (i) Consolidated EBITDAR less provisions for current taxes based upon or determined by reference to income of Borrower and its Subsidiaries and payable in cash with respect to such period less Consolidated Maintenance Capital Expenditure to (ii) Consolidated Fixed Charges, in each case for any period of four consecutive fiscal quarters ending on or after the Closing Date to be less than 1.30:1.00 for any such periods ending on or prior to June 30, 2006, 1.40:1.00 for any such periods ending in subsequent to June 30, 2006, but prior to the fiscal quarter ending June 30, 2008 and 1.50:1.00 thereafter.”
     1.4 Amendment to Article IX: Miscellaneous
     Section 9.01(b) is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     “(b) if to the Borrower, to it at 5555 Glenridge Connector, Suite 300, Atlanta, GA 30342, Attention of Treasurer (Telecopy No. (404) 459-4539); and in the case of any notice of default or in the Event of Default, concurrently to each of AFC Enterprises, Inc., 5555 Glenridge Connector, Suite 300, Atlanta, GA 30342, Attention of General Counsel (Telecopy No. (404) 459-4649) and to Cohen Pollock Merlin & Small, P.C., 3350 Riverwood Parkway, SE, Suite 1600, Atlanta, GA 30339-3359, Attention of Steven A. Fetter, Esq. (Telecopy No. (770) 858-1277);”.
SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS
     2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:
     A. The Borrower, the Required Lenders and the Subsidiary Loan Party shall have indicated their consent to this Amendment by the execution and delivery of the applicable signature pages to the Administrative Agent.
     B. As of the Second Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case

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such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.
     C. As of the Second Amendment Effective Date, after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.
     D. As of the Second Amendment Effective Date, the Borrower shall have paid all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document.
     E. Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by 12:00 noon Eastern time on Wednesday, April 25, 2007, an amendment fee equal to 0.05% of such Lenders’ outstanding Loans and, without duplication, unused Commitments immediately prior to the Second Amendment Effective Date.
SECTION 3. REPRESENTATIONS AND WARRANTIES
     In order to induce Required Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.
SECTION 4. ACKNOWLEDGMENT AND CONSENT
     4.1 The Subsidiary Loan Party has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure such obligations.
     4.2 The Subsidiary Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. The Subsidiary Loan Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Security Documents, the payment and performance of all Obligations under the Credit Agreement and the Obligations (as such term is defined in the Security Documents) under the Security Documents, as the case may be, including without limitation the payment and performance of all such Obligations under the Credit Agreement and the Obligations under the Security Documents in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under the Credit Agreement and the Obligations under the Security Documents (whether at stated maturity, by acceleration or otherwise).

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     4.3 The Subsidiary Loan Party acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Subsidiary Loan Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     4.4 The Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Subsidiary Loan Party to any future amendments to the Credit Agreement.
SECTION 5. MISCELLANEOUS
     5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.
     5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     5.3 On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

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     5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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TO CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	AFC ENTERPRISES, INC.
	By:	/s/ H. Melville Hope, III
		Name:	H. Melville Hope, III
		Title:	Chief Financial Officer

SUBSIDIARY LOAN PARTY:	AFC PROPERTIES, INC.
	By:	/s/ Harold M. Cohen
		Name:	Harold M. Cohen
		Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent
	By:	/s/ H. David Jones
		Name:	H. David Jones
		Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement

By signing below, you have indicated your consent to the Second Amendment. Institution Name: JP Morgan Chase Bank, N.A.
By:	/s/ H. David Jones
	Name:	H. David Jones
	Title:	Senior Vice President

Second Amendment to Second Amended and Restated Credit Agreement

By signing below, you have indicated your consent to the Second Amendment. Institution Name: Bank of America, N.A. (f/k/a/ Fleet National Bank, Inc.)
By:	/s/ John H. Schmidt
	Name:	John H. Schmidt
	Title:	Vice President

Second Amendment to Second Amended and Restated Credit Agreement

By signing below, you have indicated your consent to the Second Amendment. [Other Lender signatures omitted.]
Second Amendment to Second Amended and Restated Credit Agreement